                                                                 Exhibit m(2)(i)

                                   SCHEDULE A

(as revised, October 27, 1997, April 27, 1998, March 15, 1999 and ___________,
2000)

               FUND                                                      DISTRIBUTION FEE
               Capital Appreciation Fund                                       .75%
               International Equity Fund                                       .75%
               Convertible Fund                                                .75%
               Total Return Fund                                               .75%
               Value Fund                                                      .75%
               Government Fund                                                 .75%
               High Yield Corporate Bond Fund                                  .75%
               International Bond Fund                                         .75%
               California Tax Free Fund                                        .25%
               New York Tax Free Fund                                          .25%
               Tax Free Bond Fund                                              .25%
               Strategic Income Fund                                           .75%
               Strategic Value Fund                                            .75%
               Blue Chip Growth Fund                                           .75%
               Research Value Fund                                             .75%
               Small Cap Value Fund                                            .75%
               Growth Opportunities Fund                                       .75%
               Small Cap Growth Fund                                           .75%
               Equity Income Fund                                              .75%

               FUND                                                      DISTRIBUTION FEE
               Global High Yield Fund                                          .75%
               MAP Equity Fund                                                 .75%
               Select 20 Equity Fund                                           .75%
               Mid Cap Growth Fund                                             .75%